CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

     The undersigned, the Controller & Chief Accounting Officer of the Constellation Target Select Fund (the “Fund”), with respect to the Form N-CSR for the period ended March 31, 2004 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: 05/26/04

/s/ Peter J. Golden

Peter J. Golden

CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

     The undersigned, the President and Chief Executive Officer of the Constellation Target Select Fund (the “Fund”), with respect to the Form N-CSR for the period ended March 31, 2004 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: 05/26/04

/s/ John H. Grady, Jr.

John H. Grady, Jr.